UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021

NAVITAS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Fitzwilliam Square South, Dublin, Ireland	D02 FH68
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock at an exercise price of $11.50 per share	NVTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 19, 2021 (the “Closing Date”), Navitas Semiconductor Corporation, a Delaware corporation (formerly named Live Oak Acquisition Corp. II (“LOKB”)) (the “Company”), consummated (the “Closing”) the previously announced Business Combination (as defined below) pursuant to that certain business combination agreement and plan of reorganization (the “Business Combination Agreement”), dated as of May 6, 2021, by and among LOKB, Live Oak Merger Sub Inc., a Delaware corporation and a wholly owned direct subsidiary of LOKB (“Merger Sub”), and Navitas Semiconductor Limited, a private company limited by shares organized under the laws of Ireland (“Navitas Ireland”) with a dual existence as a domesticated limited liability company in the State of Delaware as Navitas Semiconductor Ireland, LLC (“Navitas Delaware”, and together with Navitas Ireland, “Legacy Navitas”).

Pursuant to the terms of the Business Combination Agreement, the Business Combination between the Company and Legacy Navitas was effected through (i) a tender offer to acquire the entire issued share capital of Navitas Ireland (other than Navitas Ireland Restricted Shares (as defined below)) in exchange for the Tender Offer Consideration (as defined below) (the “Tender Offer”) and (ii) the merger of Merger Sub with and into Navitas Delaware (the “Merger”) and together with the Tender Offer and the other transactions related thereto, the “Business Combination”), with Navitas Delaware surviving the Merger as a wholly owned subsidiary of the Company, and as a result of the Tender Offer and the Merger, Legacy Navitas became a wholly owned direct subsidiary of LOKB.

The Tender Offer expired one minute past 11:59 p.m. New York City time on October 15, 2021. A total of 72,143,708 Navitas Ireland Shares (as defined below) were validly tendered (and not withdrawn) pursuant to the Tender Offer. The “Tender Offer Consideration” for all outstanding ordinary shares of Navitas Ireland, par value of $ 0.0001 per share (the “Navitas Ireland Common Shares”) (other than the outstanding restricted Navitas Ireland Common Shares granted pursuant to the 2020 Equity Incentive Plan (the “Navitas Ireland Restricted Shares”), and all Navitas Ireland Series A Preferred Shares, Navitas Ireland Series B Preferred Shares, Navitas Ireland Series B-1 Preferred Shares and Navitas Ireland Series B-2 Preferred Shares (the “Navitas Ireland Preferred Shares” and together with the Navitas Ireland Common Shares, the “Navitas Ireland Shares”) accepted pursuant to the Tender Offer, was comprised of (i) the aggregate offer price of 39,477,026 shares (the “Tender Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the contingent right to receive during the five-year period following the Closing, but excluding the first 150 days following the Closing (the “Earnout Period”), certain additional shares of Common Stock as specified in the Business Combination Agreement (the “Tender Earnout Shares”), which, together with the Merger Earnout Shares and certain shares of Common Stock that may become issuable to equity award holders and/or warrant holders, will be comprised of up to 10,000,000 additional shares of Common Stock in the aggregate (the “Earnout Shares”), in three equal tranches, upon the satisfaction of certain price targets set forth in the Business Combination Agreement, which price targets will be based upon the volume-weighted average closing sale price of one share of Common Stock quoted on the Nasdaq Global Market (“NASDAQ”), for any twenty (20) trading days within any thirty (30) consecutive trading day period within the Earnout Period.

At the effective time of the Merger (the “Effective Time”) all of the issued and outstanding limited liability company interests represented by the ordinary shares of Navitas Delaware, par value $0.0001 per share (each a “Navitas Delaware Common Share”) (other than the outstanding restricted Navitas Delaware Common Shares granted pursuant to the 2020 Equity Incentive Plan (the “Navitas Delaware Restricted Shares”)) and each Navitas Delaware Series A Preferred Share, Navitas Delaware Series B Preferred Share, Navitas Delaware Series B-1 Preferred Share and Navitas Delaware Series B-2 Preferred Share (collectively, the “Navitas Delaware Preferred Shares” and together with the Navitas Delaware Common Shares, the “Navitas Delaware Shares”), were converted into an aggregate of 39,477,026 shares of Common Stock (the “Merger Shares”) and (ii) the contingent right to receive during the Earnout Period certain additional shares of Common Stock as specified in the Business Combination Agreement (the “Merger Earnout Shares”), in three equal tranches, upon the satisfaction of certain price targets set forth in the Business Combination Agreement, which price targets will be based upon the volume-weighted average closing sale price of one share of Common Stock quoted on the NASDAQ, for any twenty (20) trading days within any thirty (30) consecutive trading day period within the Earnout Period.

In connection with the Business Combination Agreement, in a private placement of its securities, LOKB entered into PIPE subscription agreements with certain third-party investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and LOKB agreed to sell to the PIPE Investors, an aggregate of 17,300,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $173.0 million. The PIPE Shares were issued concurrently with the Closing of the Business Combination on the Closing Date.

Also in connection with the Closing of the Business Combination, the Company changed its name from Live Oak Acquisition Corp. II to Navitas Semiconductor Corporation and moved the listing of its securities from the New York Stock Exchange (“NYSE”) to NASDAQ.

The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is attached as Annex A to the final proxy statement/prospectus the (“Final Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on September 20, 2021 by LOKB under Rule 424(b)(3). Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Final Proxy Statement/Prospectus.

Item 1.01.	Entry into Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Closing of the Business Combination, the Company, Live Oak Sponsor Partners II, LLC, a Delaware limited liability company (the “Sponsor”) and certain stockholders of the Company (together with the Sponsor, the “Holders”) entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement amends and restates a previous registration rights agreement between LOKB and the Sponsor and provides that the Company will be obligated to file, within 30 days after the Closing, a registration statement to register the resale of (i) certain shares of Common Stock held by the Holders, (ii) the Private Placement Warrants (as defined below) of the Sponsor (including any shares of Common Stock issued or issuable under any such Private Placement Warrant), (iii) equity securities of the Company issuable upon conversion of any working capital loans in an amount up to $1.5 million made to the Company by a Holder, (iv) any shares of the Company issued or to be issued to any Holders in connection with the Business Combination (including, any Earnout Shares) and (v) any other securities of the Company issued or issuable with respect to any such share of Common Stock by way of dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, the Holders may make at any time or from time to time, a demand for an underwritten offering pursuant to a registration statement filed by the Company, but only on three separate occasions. The Registration Rights Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material provisions of the Business Combination Agreement are described in the Final Proxy Statement/Prospectus in the section titled “The Business Combination”, which description is incorporated herein by reference.

As previously reported in the Current Report on Form 8-K filed by LOKB with the SEC on October 13, 2021, LOKB held a special meeting of its stockholders on October 12, 2021 (the “Special Meeting”). At the Special Meeting, the LOKB stockholders considered and adopted, among other matters, the Business Combination Agreement. Prior to the Special Meeting, the holders of 10,135,544 shares of LOKB’s common stock sold in its initial public offering (the “Public Shares”) exercised their right to redeem those shares for cash at a price of approximately $10.00 per share, for an aggregate redemption price of approximately $101.4 million, which redemption occurred concurrent with the Closing of the Business Combination. The per share redemption price of approximately $10.00 for holders of Public Shares electing redemption was paid out of LOKB’s trust account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $152 million.

On the Closing Date, the following transactions (collectively, the “Transactions”) were completed:

•	LOKB acquired all of the issued and allotted Navitas Ireland Shares pursuant to the Tender Offer;

•	Merger Sub merged with and into Navitas Delaware, with Navitas Delaware surviving as a wholly-owned subsidiary of the Company;

•

each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was automatically converted into one validly issued, fully paid and nonassessable limited liability company interest of Navitas Delaware held by the Company, which limited liability company interest constitutes the only outstanding limited liability company interest of Navitas Delaware;

•	all issued and outstanding Navitas Ireland Shares (other than Navitas Ireland Restricted Shares) converted into an aggregate of 39,477,026 shares of Common Stock;

•

all issued and outstanding Navitas Delaware Shares (other than Navitas Delaware Restricted Shares, shares held by the Company, Sponsor or held in treasury) converted into an aggregate of 39,477,026 shares of Common Stock;

•	all Navitas Delaware Shares held in treasury were canceled without any conversion thereof;

•

all of the outstanding options of Navitas Delaware and Navitas Ireland to acquire Navitas Delaware Common Shares or Navitas Ireland Common Shares, respectively, were assumed by the Company and converted into options to acquire an aggregate of 11,276,706 shares of Common Stock;

•

all of the outstanding Navitas Delaware restricted stock units and Navitas Ireland restricted stock units were assumed by the Company and converted into awards of restricted stock units (“RSUs”) to acquire an aggregate of 4,525,344 shares of Common Stock;

•

all of the outstanding warrants of Navitas Delaware and Navitas Ireland to acquire Navitas Delaware Common Shares, Navitas Delaware Preferred Shares, Navitas Ireland Common Stock, or Navitas Ireland Preferred Stock, respectively, were assumed by the Company and converted into warrants to acquire an aggregate of 375,189 shares of Common Stock;

•

all of the 6,315,000 outstanding shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), held by the Sponsor were converted into an aggregate of 6,315,000 shares of Common Stock;

•

all of the outstanding Company units were separated into one share of Common Stock and one-third (1/3) of one warrant to purchase one share of Common Stock at an exercise price of $11.50 per share (the “Warrants”); and

•	the Company issued an aggregate of 17,300,000 shares of Common Stock to the PIPE Investors pursuant to the closing of the PIPE (as defined below).

As a result of the foregoing Transactions (including the redemptions described above), as of the Closing Date and immediately following the completion of the Merger and the PIPE, the Company had the following outstanding securities:

•	117,733,507 shares of Common Stock;

•	options to acquire an aggregate of 11,276,706 shares of Common Stock;

•	RSUs to acquire an aggregate of 4,525,344 shares of Common Stock; and

•	8,433,333 public Warrants and 4,666,667 Private Placement Warrants (as defined below), each exercisable for one share of Class A Common Stock at a price of $11.50 per share.

Following the Closing, LOKB’s shares, warrants and units ceased trading on the NYSE, the Common Stock began trading on NASDAQ under the symbol “NVTS” and the Warrants began trading on NASDAQ under the symbol “NVTSW.”

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. As of the Closing, the Company is a holding company whose only assets consist of all of the equity interests in Legacy Navitas.

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as of the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s disclosure concerning the Company’s operations, cash flows, financial position and dividend policy. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks and uncertainties include, but are not limited to:

•	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the Company’s product development timeline and expected start of production;

•	the implementation, market acceptance and success of the Company’s business model;

•	the Company’s ability to scale in a cost-effective manner;

•	developments and projections relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on Legacy Navitas’ business and the actions the Company may take in response thereto;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the intellectual property rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations;

•	the Company’s business, expansion plans and opportunities; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks that the Company describes in the reports it will file from time to time with the SEC after the date of this Current Report on Form 8-K as well as the risk factors included in the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2021 and the Final Proxy Statement/Prospectus.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based on information available to the Company as of the date of this Current Report on Form 8-K. And while the Company believes that information provides a reasonable basis for these statements, that information may be limited or incomplete. The Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward-looking statements contained in this Current Report on Form 8-K and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf.

Business

The business of the Company is described in the Final Proxy Statement/Prospectus in the section titled “Information About Navitas”, which description is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Final Proxy Statement/Prospectus in the section titled “Risk Factors”, which description is incorporated herein by reference.

Financial Information

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma combined financial information of the Company for the year ended December 31, 2020 and for the six months ended June 30, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The management’s discussion and analysis of financial condition and results of operations of the Company as of and for the six months ended June 30, 2021 and for the period from August 12, 2020 (inception) through December 31, 2020 is included in the Final Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of LOKB”, which is incorporated herein by reference.

The management’s discussion and analysis of the financial condition and results of operation of Legacy Navitas as of and for the years ended December 31, 2020 and 2019 and as of and for the six months ended June 30, 2021 and 2020 is included in the Final Proxy Statement/Prospectus in the Section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Navitas”, which is incorporated herein by reference.

Properties

The facilities of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Information About Navitas – Manufacturability” and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of the Company’s Common Stock as of October 19, 2021, after giving effect to the Transactions, by:

•	each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;

•	each current executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Class
Five Percent (5%) Stockholders:
MalibuIQ, LLC(2)	12,839,519	10.9%
Atlantic Bridge III LP(3)	8,866,500	7.5%
Capricorn-Libra investment Group, LP(4)	6,379,718	5.4%
Directors and Executive Officers:
Gene Sheridan(5)	5,070,588	4.3%
Daniel Kinzer(6)	3,770,107	3.2%
Todd Glickman(7)	359,509	0.3%
Brian Long(3)	9,876,963	8.4%
David Moxam(2)	12,953,747	11.0%
Dipender Saluja(4)	9,627,342	8.2%
Gary K. Wunderlich, Jr.(8)	12,457,130	10.6%
Richard J. Hendrix(9)	12,432,130	10.6%
All Directors and Executive Officers as a Group (8 individuals)	54,150,849	46%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following individuals or entities is c/o Navitas Semiconductor Corporation, 22 Fitzwilliam Square South, Dublin, D02 FH68 Ireland.
(2)

David Moxam, a director of the Company, is the sole manager of MalibuIQ, LLC and may be deemed to have beneficial ownership of these shares. The business address of MalibuIQ, LLC is 21245 Smith Road, Covington, LA 70435.

(3)

Consists of 8,866,500 shares of Common Stock held by Atlantic Bridge III LP (“AB III”) and 1,000,000 PIPE Shares held by China Ireland Growth Technology Fund II, L.P. (“CIGTF II”), an affiliate of AB III. The general partner of AB III is Atlantic Bridge III GP Limited (“AB III GP”). The general partner of CIGTF II is China Ireland Growth Technology Fund II GP, L.P. (“CIGTF II GP”), whose general partner is China Ireland Growth Technology Fund II GP Limited (“CIGTF GP Limited”). Atlantic Bridge Services Limited (“ABSL”) is a 50% shareholder in CIGTF GP Limited. Each of ABSL, AB III GP and CIGTF II GP Limited have common directors, some of whom are also shareholders in ABSL. Brian Long, a director of the Company, is a shareholder in ABSL and is a director of each of AB III GP and CIGTF II GP Limited. The address of AB III, CIGTF II and AB III GP is 22 Fitzwilliam Square, Dublin 2, Ireland, and the address of CIGTF II GP, ABSL and CIGTF GP Limited is PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Island.

(4)

Consists of shares 66% of which are held by Capricorn-Libra Investment Group, LP (“CLIG”) and 34% of which are held by Technology Impact Fund, LP (“TIF”). Capricorn-Libra Partners, LLC (“CLP”) is the general partner of CLIG. Dipender Saluja, a director of the Company, is the sole managing member of CLP and may be deemed to have beneficial ownership of the shares held by CLP. TIF Partners, LLC (“TIFP”) is the general partner of TIF. TIFP is owned by Dipender Saluja (50%) and Ion Yadigaroglu (50%), who may be deemed to share beneficial ownership of the shares held by TIF. The business address of CLIG, TIF, CLP and TIFP is 250 University Avenue, Palo Alto, CA 94301.

(5)

Consists of (i) 3,076,044 shares of Common Stock held by The Eugene and Melissa Sheridan Trust, which are beneficially owned by Mr. Sheridan as Trustee and (ii) 1,994,544 shares of Common Stock underlying options that are exercisable within 60 days of October 19, 2021.

(6)	Consists of (i) 4,414,435 shares of Common Stock and (ii) 450,072 shares of Common Stock underlying options that are exercisable within 60 days of October 19, 2021.
(7)	Consists of (i) 225,240 shares of Common Stock and (ii) 134,269 shares of Common Stock underlying options and RSUs that settle within 60 days of October 19, 2021.
(8)

Consists of (i) 6,315,000 shares of Common Stock held by the Sponsor, (ii) Warrants to purchase 4,666,667 shares of Common Stock held by the Sponsor, (iii) Warrants to purchase 30,000 shares of Common Stock held by trusts of which Mr. Wunderlich is trustee, (iv) Warrants to purchase 10,000 shares of Common Stock held by trusts of which Mr. Wunderlich may be deemed to have beneficial ownership, (v) 1,415,000 shares of Common Stock held by Live Oak GaN Partners LLC and (vi) Warrants to purchase 10,000 shares of Common Stock held by Mr. Wunderlich’s IRA. Mr. Wunderlich is a managing member of each of the Sponsor and Live Oak GaN Partners LLC and may be deemed to have shared beneficial ownership of the securities held by each of the Sponsor and Live Oak GaN Partners LLC.

(9)

Consists of (i) 6,315,000 shares of Common Stock held by the Sponsor, (ii) Warrants to purchase 4,666,667 shares of Common Stock held by the Sponsor, (iii) 1,415,000 shares of Common Stock held by Live Oak GaN Partners LLC and (iv) Warrants to purchase 25,000 shares of Common Stock held by Mr. Hendrix’s IRA. Mr. Hendrix is a managing member of each of the Sponsor and Live Oak GaN Partners LLC and may be deemed to have shared beneficial ownership of securities held by each of the Sponsor and Live Oak GaN Partners LLC.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Closing is set forth in the Final Proxy Statement/Prospectus in the section titled “Management After the Business Combination”, which description is incorporated herein by reference.

The following table lists the names, ages as of October 19, 2021 and positions of the individuals who are serving, effective as of Closing, as directors and executive officers of the Company:

Name	Age	Position(s)
Gene Sheridan	55	Chairman, President, Chief Executive Officer and Director
Daniel Kinzer	63	Chief Operating Officer, Chief Technology Officer and Director
Todd Glickman	37	Senior Vice President, Interim Chief Financial Officer and Treasurer
Brian Long(2)(3)	64	Director
Dipender Saluja(3)	56	Director
David Moxam(1)(2)	64	Director
Richard J. Hendrix(1)(2)	56	Director
Gary K. Wunderlich, Jr.(1)(3)	51	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

Todd Glickman. On October 19, 2021, Todd Glickman was appointed Interim Chief Financial Officer of Legacy Navitas and to serve, subject to and effective as of Closing, as Interim Chief Financial Officer of the Company. Mr. Glickman joined Navitas in 2015 and most recently served as Senior Vice President Finance (Head of Finance and G&A). Mr. Glickman has more than 15 years of experience in finance, accounting and corporate development. Preceding his employment at Navitas, Mr. Glickman served as a venture capitalist at MalibuIQ, LLC, evaluating early-stage technology investments. Prior to that Mr. Glickman held various roles at Activision Blizzard in Corporate Development, Vance Street Capital in Private Equity and Lehman Brothers in Investment Banking. Mr. Glickman holds a B.B.A. in Finance, Investment and Banking from the University of Wisconsin — Madison and an MBA with honors from the Marshall School of Business at the University of Southern California.

Executive Compensation

Information about the executive compensation of the Company’s executive officers and directors is described in the Final Proxy Statement/Prospectus in the section titled “Executive Compensation” and is incorporated herein by reference.

Additionally, outlined below is information relating to the Interim Chief Financial Officer’s compensation. The information below supplements the information set forth in the Final Proxy Statement/Prospectus in the section titled “Executive Compensation” and should be read in conjunction with it.

Summary Compensation Table

The following table sets forth information concerning the compensation of Mr. Glickman for the years ended December 31, 2020 and December 31, 2019.

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Todd Glickman	2020	$210,060	$45,000	$—	$10,202	$265,262
Vice President Finance & Treasurer	2019	207,396		17,600	8,296	233,292

(1)	Reflects cash bonuses paid pursuant to Legacy Navitas’ informal annual cash bonus plan.
(2)

Excludes options to purchase 135,000 shares of Navitas Delaware Stock granted to Mr. Glickman on October 15, 2020. These stock options have been cancelled pursuant to the option cancellation agreement between Navitas Delaware and Mr. Glickman, dated May 26, 2021. For further information see section titled “Change-In-Control-Benefits” below and section titled “Stock Grants, Option Awards and Amendments to Executive Officer Employment Agreements” in the Final Proxy Statement/Prospectus.

(3)	Amounts reported under “All Other Compensation” reflect employer matching contributions made pursuant to Legacy Navitas’ 401(k) plan.

Employment Arrangement

In March 2019, Legacy Navitas and Mr. Glickman entered into an employment agreement pursuant to which Mr. Glickman served as Vice President of Finance of Legacy Navitas for annual base salary of $210,000, which was subsequently increased (see “Summary Compensation Table” above). In connection with the Business Combination, Mr. Glickman entered into a new employment agreement with LOKB (the “New Employment Agreement”), which became effective upon the Closing and provides for substantially the same terms as his former employment agreement, except that it does not provide for any equity compensation element. The summary of the New Employment Agreement is qualified in its entirety by reference to the New Employment Agreement, which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Potential Payments Upon Termination or Change-In-Control

Severance Payments

Mr. Glickman’s New Employment Agreement provides that in the event that Mr. Glickman’s employment agreement is terminated for any reason other than cause (as defined in the New Employment Agreement), disability or death, or if Mr. Glickman resigns for good reason (as defined in the New Employment Agreement), Mr. Glickman is entitled to (i) a lump sum payment equal to twelve (12) months of his then-current base salary and (ii) a lump sum payment equal to 100% of his potential maximum annual target bonus and (iii) up to 12 months of Company-paid COBRA premiums, subject to his signing and not revoking the Company’s then-standard separation agreement and release of claims.

Change-In-Control Benefits

In September 2015, Legacy Navitas granted Mr. Glickman options to purchase 140,000 Navitas Common Shares for a total exercise price of $18,200. In August 2019, Legacy Navitas granted Mr. Glickman options to purchase 80,000 Navitas Common Shares for a total exercise price of $17,600. Upon a change in control (which includes the consummation of the Business Combination), the option agreements provide that all then-unvested options will fully vest if Mr. Glickman is terminated without cause by the acquiring entity at any time following the acquisition or resigns for good reason. As of the date hereof, all stock options held by Mr. Glickman are fully vested.

In February 2021, Navitas Delaware and Todd Glickman entered into an amendment to his former employment agreement pursuant to which Mr. Glickman was granted the right to purchase 373,915 shares of restricted stock at the fair market value per share, funded with a $210,000 full recourse promissory note. Following receipt of an independent valuation report received in May 2021, Navitas Delaware and Todd Glickman jointly decided to rescind this grant, the note and the amendment to the employment agreement because the parties had intended for these awards to be issued at a price of less than fair value. In the event the rescission gives rise to any personal income tax consequences for Mr. Glickman, Navitas Delaware agreed to indemnify him. See the section titled “Stock Grants, Option Awards and Amendments to Executive Officer Employment Agreements” in the Final Proxy Statement/Prospectus for more details.

On August 25, 2021, Mr. Glickman was granted 135,000 Navitas RSUs under the 2020 Equity Incentive Plan pursuant to a restricted stock unit award agreement (the “RSU Award Agreement”). These RSUs vest, subject to Mr. Glickman remaining employed with the Company, in accordance with the following vesting schedule:

Vesting Date	RSUs Subject to Vesting
Closing Date	52,500
9/15/22	33,750
9/15/23	33,750
1/15/24	6,250
9/15/24	8,750

Additionally, on August 25, 2021, Mr. Glickman was granted 500,000 Navitas RSUs under the 2020 Equity Incentive Plan pursuant to a restricted stock unit and bonus award agreement (the “RSU and Bonus Award Agreement”). Upon the occurrence of an exit event (which includes the consummation of the Business Combination) having an aggregate fair market value of all issued and outstanding shares of Common Stock equal to or greater than the amounts set forth below, the corresponding numbers of Navitas RSUs set forth below become earned and will vest in full on the six-month anniversary, subject to Mr. Glickman remaining employed by the Company:

Fair Market Value	Navitas Restricted Stock Units of Mr. Glickman becoming eligible for vesting
$500,000,000	250,000 RSUs
$700,000,000	500,000 RSUs

Under the RSU and Bonus Award Agreement, Mr. Glickman was also awarded a one-time cash-bonus in the amount $300,000 earned upon the occurrence of an exit event (which includes the consummation of the Business Combination).

Outstanding Equity Awards at Fiscal Year 2020 Year-End

The following table provides information about the outstanding equity awards of Navitas Delaware held by Mr. Glickman as of December 31, 2020:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Todd Glickman	9/3/2015	140,000	(2)	—	$0.13	9/2/2025
	3/28/2018	62,437	(3)	18,563	0.20	3/27/2028
	8/19/2019	35,000	(4)	45,000	0.22	8/18/2029

(1)

All awards vest as to 25% of the shares underlying the award one year from the vesting commencement date and, thereafter, as to 1/48 of the shares underlying the award each month. Upon a change in control (which includes the consummation of the Business Combination), all then-unvested options fully vest if the holder is terminated without cause by the acquiring entity or resigns for good reason.

(2)	The award became fully vested on July 15, 2019.
(3)	The vesting commencement date was November 16, 2017 and the award will be fully vested on November 16, 2021.
(4)	The vesting commencement date was March 16, 2019 and the award will be fully vested on March 16, 2023.

Non-Employee Director Compensation

On October 19, 2021, the Board approved, based on advice received from the Company’s compensation consultants, the following annual compensation for directors who are not employees or officers of the Company:

Component	Fee Per Year
Annual Retainer	$45,000
Lead Independent Director	20,000
Audit Committee Member (Chair paid 2x)	10,000
Compensation Committee Member (Chair paid 2x)	7,500
Nominating and Corporate Governance Committee Member (Chair paid 2x)	5,000

In addition, the Board granted annual RSUs to each non-employee director under the Incentive Plan (as defined below), representing the right to receive Common Stock of the Company having an aggregate fair market value on the grant date of $140,000. On the Closing Date, each non-employee director was granted RSUs under the Incentive Plan to acquire an aggregate of 10,463 Common Shares. These RSUs all vest on the one-year anniversary of their grant date or earlier upon a Change in Control of the Company (as defined in the Incentive Plan).

Certain Relationships and Related Transactions

Information relating to certain relationships and related party transactions of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions”, which description is incorporated herein by reference.

Director Independence

Director independence is described in the Final Proxy Statement/Prospectus in the section titled “Management After the Business Combination — Director Independence” and is incorporated herein by reference.

Legal Proceedings

From time to time, the Company may become involved in legal proceedings arising in the ordinary course of its business. The Company is not presently a party to any legal proceedings that, if determined adversely to it, would individually or in the aggregate have a material adverse effect on its business, results of operations, financial condition or cash flows.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Following completion of its initial public offering, the Company’s Common Stock, Warrants and units began trading on the NYSE under the ticker symbols “LOKB,” “LOKB.WS” and “LOKB.U,” respectively. On October 20, 2021, the Company’s Common Stock and Warrants were listed on NASDAQ under the new trading symbols “NVTS” and “NVTSW”, respectively, and all of the Company’s units separated into their component parts of (i) one share of Common Stock and (ii) one-third (1/3) of one Warrant, and ceased trading on the NYSE.

The Company has not paid any cash dividends on shares of its Common Stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Information regarding LOKB’s common stock, warrants and units and related stockholder matters are described in the Final Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Founder Shares

On September 1, 2020, the Company issued an aggregate of 5,750,000 shares of Class B Common Stock to the Sponsor, for an aggregate purchase price of $25,000 in cash. In December 2020, LOKB effected a stock dividend of 0.1 share for each share of Class B Common Stock outstanding, resulting in an aggregate of 6,325,000 shares of Class B Common Stock outstanding. In connection with the Closing, 10,000 shares of Class B Common Stock held by the Sponsor were forfeited (the remaining shares of Class B Common Stock held by the Sponsor, hereinafter, the “Founder Shares”). The Founder Shares automatically converted into Common Stock at Closing, on a one-for-one basis, subject to certain adjustments. No underwriting discounts or commissions were paid with respect to the issuance or conversion of the Founder Shares. The Sponsor is an accredited investor and there was no general solicitation in connection with these transactions. The shares of Class B Common Stock issued as Founder Shares, and the shares of Common Stock issued upon their conversion, were not registered under the Securities Act of 1933 (the “Securities Act”) and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and with respect to the conversion, Section 3(a)(9) of the Securities Act.

Private Placement Warrants

Simultaneously with the Company’s initial public offering on December 7, 2020, the Company sold to the Sponsor an aggregate of 4,666,667 warrants at $1.50 per warrant for an aggregate purchase price of $7.0 million (the “Private Placement Warrants”). Each whole Private Placement Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share, subject to certain adjustments. The Private Placement Warrants are not transferable, assignable or salable until thirty (30) days after the Closing (except, to certain permitted transferees) and are not redeemable as long as they are held by the Sponsor or its permitted transferees. In accordance with that certain backstop agreement, dated August 20, 2021, by and between the Sponsor and Encompass Capital Advisors LLC (“Encompass”), certain accounts or fund entities for which Encompass exercises investment discretion acquired 1,500,000 Private Placement Warrants from the Sponsor following the closing of the Business Combination. No underwriting discounts or commissions were paid with respect to such sale. The Sponsor is an accredited investor and there was no general solicitation in connection with such sale. The Private Placement Warrants were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

PIPE Subscription Agreements

In connection with the Business Combination, LOKB entered into a series of separate subscription agreements (the “PIPE Subscription Agreements”) with a number of accredited investors (“PIPE Investors”), pursuant to which LOKB agreed to sell, and the PIPE Investors agreed to purchase, on a private placement basis without any general solicitation, an aggregate of 17,300,000 shares of Common Stock (the “PIPE Shares”) at a purchase price of $10.00 per share, for gross proceeds of $173.0 million (collectively, the “PIPE”), as follows:

Date Entered	Shares of Common Stock	Gross Proceeds
May 2021	14,500,000	$145,000,000
August 2021	1,000,000	10,000,000
October 2021	1,800,000	18,000,000

Total	17,300,000	$173,000,000

In accordance with the terms of the PIPE Subscription Agreements, on October 19, 2021, the Company issued and sold 17,300,000 unregistered securities to the PIPE Investors. The shares of Common Stock issued pursuant to the Subscription Agreements were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

This summary is qualified in its entirety by reference to the PIPE Subscription Agreements, the form of which is included as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Final Proxy Statement/Prospectus in the section titled “Description of Securities” and is incorporated herein by reference

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K concerning indemnification agreements entered into with each of the Company’s directors and executive officers.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of LOKB and Legacy Navitas.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.02 of this Report concerning the financial information of LOKB and Legacy Navitas.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth under “Recent Sales of Unregistered Securities” of Item 2.01 “Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

Second Amended and Restated Certificate of Incorporation

Immediately prior to the Closing of the Business Combination, LOKB’s amended and restated certificate of incorporation, dated December 2, 2020 (the “Charter”), was further amended and restated to:

(a)

increase the number of authorized shares of LOKB’s capital stock, par value $0.0001 per share, from 111,000,000 shares, consisting of (i) 110,000,000 shares of LOKB common stock, including 100,000,000 shares of Common Stock and 10,000,000 shares of Class B common stock and (ii) 1,000,000 shares of LOKB preferred stock, to 751,000,000 shares, consisting of (A) 750,000,000 shares of common stock and (B) 1,000,000 shares of preferred stock;

(b)	change the post-combination company’s name to Navitas Semiconductor Corporation;

(c)	change the nature of the business or purpose of the post-combination company to “any lawful act or activity for which corporations may be organized under the DGCL”;

(d)

eliminate the Class B Common Stock (after giving effect to the conversion of each outstanding share of Class B Common Stock immediately prior to the Closing of the Business Combination into one share of Common Stock); and

(e)	delete other provisions applicable only to blank check companies, and make conforming changes to reflect such deletions.

As previously reported in the Current Report on Form 8-K filed with the SEC on October 13, 2021, LOKB’s stockholders approved this second amendment and restatement of the Charter at the Special Meeting. This summary is qualified in its entirety by reference to the text of the second amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing of the Business Combination, LOKB’s bylaws were amended and restated to be consistent with Company’s amended and restated certificate of incorporation and to make certain other changes that the Board deems appropriate for a public operating company. The amended and restated bylaws are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Change in Auditor Following Business Combination

On October 19, 2021, the Company’s Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Deloitte served as the independent registered public accounting firm of Legacy Navitas prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), the independent registered public accounting firm of LOKB was informed on October 22, 2021 that it would be replaced by Deloitte as the Company’s independent registered public accounting firm following its completion of its review of the Company’s financial statements for the third quarter of 2021, which consist only of the accounts of the pre-Business Combination special purpose acquisition company, LOKB. Following issuance of those financial statements, the Company expects to provide the disclosure required by Regulation S-K Item 304(a)(1) and (3).

During the period from August 12, 2020 (inception) through December 31, 2020, and the subsequent interim period through the date of Deloitte’s appointment, the Company did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of LOKB or the Company, and no written report or oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Change in Auditor of Legacy Navitas

Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Change in Accountants,” which is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information set forth above under “Introductory Note” and contained in Item 2.01 “Completion of Acquisition or Disposition of Assets” to this Report, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were approximately 117,733,507 shares of Common Stock of the Company outstanding. As of such time, the Company’s officers and directors and their affiliated entities held approximately 46% of the Company’s outstanding shares of Common Stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The persons identified as directors and executive officers in Item 2.01 under the heading “Directors and Executive Officers” began serving as executive officers and directors of the Company upon the Closing. The information under such heading is incorporated herein by reference (including the disclosure it incorporates by reference from the Final Proxy Statement/Prospectus). Effective upon the Closing, John P. Amboian, Andrea Tarbox, Adam Fishman, Jonathan Furer and Tor Braham resigned as executive officers and directors of the Company and Richard J. Hendrix and Gary K. Wunderlich, Jr. resigned as executive officers of the Company.

The Board is classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Gene Sheridan and Daniel Kinzer will serve until the Company’s 2022 annual meeting; as Class II directors, each of Brian Long, Dipender Saluja and David Moxam will serve until the Company’s 2023 annual meeting; and as Class III directors, each of Richard J. Hendrix and Gary K. Wunderlich, Jr. will serve until the Company’s 2024 annual meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

2021 Equity Incentive Plan

As previously reported in the Current Report on Form 8-K filed with the SEC on October 13, 2021, at the Special Meeting, the LOKB stockholders considered and approved the Navitas Semiconductor Corporation 2021 Equity

Incentive Plan (the “Incentive Plan”), and reserved 16,334,527 shares of Common Stock for issuance thereunder. The Incentive Plan was previously approved, subject to stockholder approval, by the board of directors of LOKB on August 17, 2021. The Incentive Plan became effective immediately upon the Closing of the Business Combination. The number of shares of Common Stock reserved for issuance under the Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2022 and continuing through January 1, 2032, by 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by the Board.

In conjunction with the approval of the Incentive Plan, the board of directors of LOKB also adopted a form of Restricted Stock Units Agreement (the “RSU Agreement”) and a form of Stock Option Agreement (the “Stock Option Agreement”) that the Company will use for grants under its Incentive Plan. The RSU Agreement provides that restricted stock units will vest over a fixed period and be paid as shares of Common Stock, and unvested restricted stock units will expire upon certain terminations of the grantees’ employment or relationship with the Company. The Stock Option Agreement provides that stock options will vest over a fixed period and unvested options will expire upon certain terminations of the grantees’ employment or relationship with the Company.

A more complete summary of the terms of the Incentive Plan is set forth in the Final Proxy Statement/Prospectus in the section titled “2021 Plan Proposal”. That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.5 hereto and incorporated herein by reference. The summary of the form of RSU Agreement and form of Stock Option Agreement is qualified in its entirety by reference to the form of RSU Agreement and form of Stock Option Agreement, which are attached hereto as Exhibit 10.6 and Exhibit 10.7, respectively.

Indemnification Agreements for Company Directors and Officers

In connection with the Closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). The Indemnification Agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement. The foregoing description of the Indemnification Agreements is not complete and is subject to, and qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is included as Exhibit 10.4 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 to this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

The Company hereby discloses, pursuant to Regulation FD, certain historical financial information for Legacy Navitas, which information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial Statements

The audited financial statements of LOKB, as of and for the year ended December 31, 2020 and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2020, and the related notes thereto and report of independent registered public accounting firm, included in the Final Proxy Statement/Prospectus in the section titled “Index to Financial Statements— Live Oak Acquisition Corp. II Audited Financial Statements” are incorporated herein by reference.

The unaudited financial statements of LOKB, as of June 30, 2021 and for the three months and six months ended June 30, 2021 included in the Final Proxy Statement/Prospectus in the section “Index to Financial Statements- Live Oak Acquisition Corp. II Unaudited Condensed Financial Statements” are incorporated herein by reference.

The audited financial statements of Legacy Navitas, as of and for the years ended December 31, 2020 and 2019 and the related statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2020 and 2019, and the related notes thereto and report of independent registered public accounting firm, included in the Final Proxy Statement/Prospectus in the section titled “Index to Financial Statements— Navitas Semiconductor Limited Audited Consolidated Financial Statements” are incorporated herein by reference.

The unaudited financial statements of Legacy Navitas as of June 30, 2021 for the three months and six months ended June 30, 2021 and 2020 included in the Final Proxy Statement/Prospectus in the section titled “Index to Financial Statements— Navitas Semiconductor Limited Unaudited Condensed Consolidated Financial Statements” are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company for the year ended December 31, 2020 and for the six months ended June 30, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

2.1*	Business Combination Agreement and Plan of Reorganization, dated May 6, 2021, by and among Live Oak Acquisition Corp. II, Live Oak Merger Sub Inc. and Navitas Semiconductor Limited, including as domesticated in the State of Delaware as Navitas Semiconductor Ireland, LLC (included as Annex A to the Final Proxy Statement/Prospectus filed under Rule 424(b)(3) (File No. 333-256880) on September 20, 2021)

3.1	Second Amended and Restated Certificate of Incorporation of Navitas Semiconductor Corporation

3.2	Amended and Restated Bylaws of Navitas Semiconductor Corporation

10.1	Amended and Restated Registration Rights Agreement, dated October 19, 2021, by and among the Company, the Sponsor and certain Holders

10.2†	New Employment Agreement, dated as of May 6, 2021, by and among LOKB and Todd Glickman

10.3*	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.6 filed on the Registrant’s Current Report on Form 8-K (File No. 001-39755), filed on May 7, 2021)

10.4†	Form of Indemnification Agreement

10.5†	2021 Equity Incentive Plan

10.6†	Form of Restricted Stock Units Agreement

10.7†	Form of Stock Option Agreement

Exhibit Number	Description

16.1*	Letter from CohnReznik, dated July 13, 2021 (incorporated by reference to Exhibit 16.1 filed with the Registrant’s Registration Statement on Form S-4 (File No. 333-256880), filed on July 14, 2021)

99.1	Historical Financial Information of Navitas Semiconductor Limited

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of December 31, 2020 and for the Six Months Ended June 30, 2021

104	Cover Page Interactive Data File

*	Filed previously
†	Management compensatory contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navitas Semiconductor Corporation

Dated: October 25, 2021

	By:	/s/ Gene Sheridan
Gene Sheridan
Chief Executive Officer